GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, W. Mackness, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-52956), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of July, 2007.

/s/ W. Mackness
W. Mackness

Member, Board of Directors

Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Shewmaker

Name: Shawna K. Shewmaker

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.J. Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-52956), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2007.

/s/ R.J. Orr
R.J. Orr

Member, Board of Directors

Great-West Life & Annuity Insurance Company

Witness:

/s/ Ryan Logsdon

Name: Ryan Logsdon

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P.K. Ryan, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-01153), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2008.

/s/ P.K. Ryan
P.K. Ryan

Member, Board of Directors

Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Korth

Name: Shawna K. Korth